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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-23037

Tekla World Healthcare Fund
(Exact name of registrant as specified in charter)

100 Federal Street, 19th Floor, Boston, MA			02110
(Address of principal executive offices)			(Zip code)

(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2020 to March 31, 2021

ITEM 1. REPORTS TO STOCKHOLDERS.

TEKLA WORLD HEALTHCARE FUND

Semiannual Report

March 31, 2021

TEKLA WORLD HEALTHCARE FUND

Distribution policy: The Fund has implemented a managed distribution policy (the Policy) that provides for monthly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make monthly distributions at a rate of $0.1167 per share to shareholders of record. The Policy would result in a return of capital to shareholders, if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in the Fund's notices pursuant to Section 19(a) of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that tells you how to report distributions for federal income tax purposes.

You should not draw any conclusions about the Fund's investment performance from the amount of distributions pursuant to the Policy or from the terms of the Policy. The Policy has been established by the Trustees and may be changed or terminated by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distributions considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions. The suspension or termination of the Policy could have the effect of creating a trading discount or widening an existing trading discount. At this time there are no reasonably foreseeable circumstances that might cause the Trustees to terminate the Policy.

Consider these risks before investing: As with any investment company that invests in equity securities, the Fund is subject to market risk—the possibility that the prices of equity securities will decline over short or extended periods of time. As a result, the value of an investment in the Fund's shares will fluctuate with the market generally and market sectors in particular. You could lose money over short or long periods of time. Political and economic news can influence marketwide trends and can cause disruptions in the U.S. or world financial markets. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stock of companies in one or more industries. All of these factors may have a greater impact on initial public offerings and emerging company shares. Different types of equity securities tend to shift into and out of favor with investors, depending on market and economic conditions. The performance of funds that invest in equity securities of healthcare companies may at times be better or worse than the performance of funds that focus on other types of securities or that have a broader investment style.

TEKLA WORLD HEALTHCARE FUND

Dear Shareholders,

I think it is obvious in the United States and around the world that, over the last year, the COVID-19 epidemic has been the dominating factor in nearly everyone's lives, family and job, as well as in all aspects of the economy and markets. We have not been surprised by the volatility of these things but admit to not expecting what felt like an inexorable upward move in the market during the worst months of the pandemic. We report herein on the period September 30, 2020 to March 31, 2021. Fund performance for that period is described elsewhere in this report. But given the dynamics of the last year, we feel that we should speak to the bigger, Covid-related picture in our commentary.

As you may well be aware, in the first part of 2020 nearly all equity markets we see as related to the Fund declined—some as much as 30%—in response to the infections, quarantines and deaths reported. However, those same markets rebounded impressively through the rest of the calendar year producing very positive results for calendar year 2020. For example, the S&P 500® Index* ("SPX") net advanced 18% in 2020. The broad S&P Composite 1500® Health Care Index* ("S15HLTH") trailed the SPX but still advanced approximately 14%. Interestingly, the NASDAQ Biotechtechnology Index®* ("NBI") advanced approximately 26%. The SPDR® S&P® Biotech ETF* ("XBI"), which tracks an index dominated by small-and mid-cap biotech companies, advanced approximately 48%, quite a dramatic result.

Much has been made of the markets' 2020 advance. Others have opined in great detail on this subject. In short, we think it is generally accepted that financial stimulus provided by the government and the promise of low interest rates promulgated by the Federal Reserve allowed and/or encouraged investment in the stock market (and in risk assets in particular) in preference to other asset classes.

The first quarter of 2021 has been quite a different story. Things have been a bit more complicated. The broad SPX and S15HLTH advanced 6% and 3%, respectively with only moderate volatility in the first quarter of calendar year 2021. By contrast, the NBI and XBI have been much more volatile. The NBI was up almost 14% by early February but retraced this entire gain ending the quarter down fractionally. The small- and mid-cap focused XBI was up almost 24% by early February and retreated even more dramatically, declining by 22% in less than two months to end the quarter down by a few percent.

The question of course is what happened to cause this situation and, more importantly, where are we going. From a personal point of view, we have all had a horrific year. More than thirty-two million Americans have contracted COVID-19 and well more than 500,000 individuals have died. Millions of children have had access to education reduced or eliminated. Millions of people have lost their jobs and we expect that hundreds of thousands of businesses have closed forever. Much of this loss cannot be recovered.

Having said this, we also need to evaluate where we are and where we expect to be as shareholders of the Fund. From a healthcare fund point of view, the view is a little more nuanced. From our perspective, COVID-19 arrived out of the blue. As described above, markets declined precipitously. Almost immediately, 200 companies started working on covid vaccines and therapeutics. Miraculously, biopharma partnered with the U.S. and other governments to approve multiple vaccines in a year (compared to a typical ten year development cycle).

In parallel, we witnessed a vitriolic election cycle that changed a good deal of how government governs. We saw civil unrest that rivaled what we observed in the 1960's. A work from home world was created largely out of whole cloth. Simplistically, the economy unwound and then apparently rewound.

A year later we find ourselves with still high unemployment, Covid case rates still dramatically higher than when we all went home, approaching 50% of the adult population vaccinated with herd immunity anticipated by some experts within the next few months, a push to get back to school and to work, a separate and opposing push to continue working from home, a Federal Reserve committed to low interest rate for the foreseeable future, a government committed to continued stimulus and to increasing the safety net, the stock market higher than it was a year ago and what seems like generally positive sentiment. Whew!!

With respect to healthcare, what has all this produced? It was a banner, if volatile (particularly in the first quarter of 2021) year, for healthcare stock performance, a year of record investment in the sector, approximately 100 new biotech IPOs, an apparently less cooperative FDA, a hint (or more) of drug pricing pressure, first quarter company reporting results that look promising, healthcare trading at the biggest discount to the SPX in many years and, perhaps not surprisingly, quite a bit of uncertainty about where healthcare goes from here.

Having said all this, our view is pretty simple. We are fundamental analysts. We see attractive valuations, lots of innovation and a favorable macro environment (with low cost of capital and many companies well-funded). We think a fair analysis of all this is that it may well be a bumpy ride, but over any reasonable timeframe we see way more possibility for upside opportunity for the sector than for any extended downside pain.

We note that during the report period, THW completed a Rights Offering. Tekla directed the undertaking and provided legal and other out of pocket costs which would otherwise have been borne by the Fund. As a result, this offering was done at what we believe was a relatively low cost and modest dilution to the Fund. The offering provided shareholders the opportunity to acquire additional shares of THW at a discount and raised approximately $100 Million in additional capital for the Fund to utilize at a time when the Advisor sees a number of attractive investment opportunities.

Be well,

Daniel R. Omstead
President and Portfolio Manager

TEKLA WORLD HEALTHCARE FUND

Fund Essentials

Objective of the Fund

The Fund's investment objective is to seek current income and long-term capital appreciation.

Description of the Fund

Tekla World Healthcare Fund ("THW") is a non-diversified closed-end fund traded on the New York Stock Exchange under the ticker THW. THW employs a versatile growth and income investment strategy investing across all healthcare subsectors and across a company's full capital structure. THW invests at least 40% of AUM in ex-U.S. companies or those with substantial ex-U.S. revenues.

Investment Philosophy

Tekla Capital Management LLC, the Investment Adviser to the Fund, believes that:

•  Aging demographics and adoption of new medical products and services may provide long-term tailwinds for healthcare companies

•  Opportunities outside the United States may be underappreciated and timely

•  Investment opportunity spans the globe including biotechnology, healthcare technology, life sciences and medical devices

•  The potential for value creation may exist in companies both inside and outside the United States that are commercializing novel technologies

Fund Overview and Characteristics as of 3/31/21

Market Price[1]	$15.07
NAV[2]	$15.01
Premium/(Discount)	0.40%
Average 30 Day Volume	271,400
Net Assets	$453,987,263
Managed Assets	$573,987,263
Leverage Outstanding	$120,000,000
Total Leverage Ratio[3]	20.91%
Ticker	THW
NAV Ticker	XTHWX
Commencement of Operations Date	6/30/15
Fiscal Year to Date Distributions per Share	$0.70

1 The closing price at which the Fund's shares were traded on the exchange.

2 Per-share dollar value of the Fund, calculated by dividing the total value of all the securities in its portfolio, plus any other assets and less liabilities, by the number of Fund shares outstanding.

3 As a percentage of managed assets.

Holdings of the Fund (Data is based on net assets)

Asset Allocation as of 3/31/21

Sector Diversification as of 3/31/21

This data is subject to change on a daily basis.

TEKLA WORLD HEALTHCARE FUND

Largest Holdings by Issuer

(Excludes Short-Term Investments)

As of March 31, 2021
(Unaudited)

Issuer – Sector	% of Net Assets
Johnson & Johnson – Pharmaceuticals	6.4%
AbbVie, Inc. – Biotechnology	5.5%
AstraZeneca plc – Pharmaceuticals	5.0%
UnitedHealth Group, Inc. – Health Care Providers & Services	4.7%
Abbott Laboratories – Health Care Equipment & Supplies	4.2%
Roche Holding AG – Pharmaceuticals	4.0%
Anthem, Inc. – Health Care Providers & Services	3.3%
Medtronic plc – Health Care Equipment & Supplies	3.2%
Merck & Co., Inc. – Pharmaceuticals	3.2%
Cigna Corp. – Health Care Providers & Services	3.1%
Novartis AG – Pharmaceuticals	3.1%
Pfizer, Inc. – Pharmaceuticals	2.8%
Eli Lilly & Co. – Pharmaceuticals	2.7%
Thermo Fisher Scientific, Inc. – Life Sciences Tools & Services	2.7%
Zimmer Biomet Holdings, Inc. – Health Care Equipment & Supplies	2.6%
Bristol-Myers Squibb Co. – Pharmaceuticals	2.5%
HCA, Inc. – Health Care Providers & Services	2.2%
Amgen, Inc. – Biotechnology	2.0%
Danaher Corp. – Medical Devices and Diagnostics	2.0%
Bayer AG – Pharmaceuticals	1.8%

COUNTRY DIVERSIFICATION As of March 31, 2021 (Unaudited)	% of Net Assets	% of Managed Assets
United States	70.0%	55.4%
United States (with substantial ex-U.S. revenue)	22.4%	17.7%
Switzerland	7.6%	6.0%
United Kingdom	6.6%	5.2%
Ireland	5.9%	4.7%
Japan	4.3%	3.4%
France	2.3%	1.8%
Germany	1.8%	1.5%
Australia	1.7%	1.4%
Denmark	1.1%	0.9%
Netherlands	1.0%	0.8%
China	0.7%	0.6%
Israel	0.3%	0.2%
Spain	0.2%	0.1%

Portfolio Highlights as of March 31, 2021

Among other investments, Tekla World Healthcare Fund's performance benefitted in the past six months by the following:

DENTSPLY Sirona, Inc. (XRAY) is a multinational company that manufactures and distributes dental supplies, dental equipment and dental software. The COVID-19 pandemic pressured dental patient volumes, but the Company did a good job navigating these volume headwinds. In our view, recent acquisitions and divestitures and a renewed focus on operating efficiencies position the Company for stronger top and bottom line growth. The stock appreciated significantly following better than expected Q4 earnings and 2021 guidance that was ahead of investor expectations. The Fund had an overweight position during this period.

Waters Corp. (WAT) is a leading global supplier of analytical instruments, consumables and services to life science, industrial and academic organizations conducting research. The Company's stock rose in the period with renewed growth in its liquid chromatography business due to a successful replacement initiative as well as strong early customer adoption of its new e-commerce platform. The Fund held an overweight position.

Alexion Pharmaceuticals, Inc. (ALXN) a company marketing therapeutics for rare autoimmune and cardiological diseases received a takeout offer from AstraZeneca plc late last year. The stock outperformed while we held an overweight position.

Among other examples, Tekla World Healthcare Fund's performance was negatively impacted by the following investments:

UnitedHealth Group, Inc. (UNH) is a large diversified managed care company with exposure in the commercial, Medicare and Medicaid markets. The vertically integrated company also operates a large PBM (Pharmacy Benefit Manager), has expansive care delivery capabilities and offers a broad suite of healthcare IT solutions. The Fund was underweight UNH, which had a strong positive return during this reporting period.

AstraZeneca plc (AZN) is a large multinational pharmaceutical company with geographic sales exposure across developed and emerging markets in cancer and autoimmune therapeutics and also distributes a COVID-19 vaccine at cost. During this period, the company announced its intention to acquire Alexion Pharmaceuticals, Inc. (ALXN), which received mixed reactions from investors, and faced negative headlines surrounding the rollout of its COVID-19 vaccine. The company's stock underperformed in the period while the Fund was overweight.

Abbott Laboratories (ABT) is a large multinational healthcare company that markets a variety of products including medical devices and clinical diagnostics. The company posted strong results in this period largely driven by COVID-related testing volumes and robust growth in its diabetes product segment. We were net underweight the stock during this period.

Fund Performance

THW is a closed-end fund which invests predominantly in healthcare companies. Subject to regular consideration, the Trustees of THW have instituted a policy of making monthly distributions to shareholders.

The Fund invests in equity and debt of healthcare companies. The Fund seeks to benefit from the earnings growth of the healthcare industry while capturing income. Income is derived from multiple sources including equity dividends, fixed income coupons, real estate investment trust distributions, convertible securities coupons and selective equity covered call writing premiums. In order to accomplish its objectives, THW often holds a majority of its assets in equities. Allocation of assets to various healthcare sectors can vary significantly as can the percentage of the portfolio which is overwritten. Under normal market conditions, the Fund expects to invest at least 40 percent of its managed assets in companies organized or located outside of the U.S. or companies that do a substantial amount of business outside the U.S. ("Foreign Issuers").

The Fund may invest up to 20 percent of managed assets, measured at the time of investment, in non-convertible debt of healthcare companies. It may also invest up to 20 percent of managed assets in healthcare REITs. The Fund may also hold up to 30 percent of managed assets in convertible securities and may invest a portion of its assets in restricted securities. In order to generate additional "current" income THW often sells (or writes) calls against a material portion of its equity assets. The portion of equity assets overwritten can vary, but usually represents less than 20 percent of managed assets. At times, the overwritten portion of assets is materially less than 20 percent of managed assets. The use of covered calls is intended to produce "current" income, but may limit upside in bullish markets. The Fund may also use leverage to enhance yield. The Fund may incur leverage up to 20 percent of managed assets at the time of borrowing. "Managed Assets" means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes).

The Fund considers investments in companies of all sizes and in all healthcare subsectors, including but not limited to, biotechnology,

pharmaceuticals, healthcare equipment, healthcare supplies, life science tools and services, healthcare distributors, managed healthcare, healthcare technology, and healthcare facilities. The Fund expects to invest at least 40 percent of managed assets in companies organized or located outside the United States or companies that do a substantial amount of business outside the United States. The Fund also emphasizes innovation, investing both in public and pre-public venture companies. The Fund considers its pre-public and other restricted investments to be a differentiating characteristic. Among the various healthcare subsectors, THW has considered the biotechnology subsector, including both pre-public and public companies, to be a key contributor to the healthcare sector. The Fund holds biotech assets, including both public and pre-public, often representing 10-25% of net assets.

There is no commonly published index which matches the investment strategy of THW. With respect to the Fund's equity investments, THW often holds 10-25% of its assets in biotechnology. By contrast, the S&P Global 1200 Healthcare Index®* ("SGH") consists of approximately 100 global companies representing most or all of the healthcare subsectors in which THW typically invests; biotechnology often represents up to 20% of this index. By contrast, the NBI which contains over 270 constituents, is much more narrowly constructed. The vast majority of this index is comprised of biotechnology, pharmaceutical and life science tools companies. In recent years, biotechnology has often represented 72-82% of the NBI. Neither the SGH nor NBI indices contain any material amount of pre-public company assets.

The S&P 500® Health Care Corporate Bond Index* ("SP5HCBIT") measures the performance of U.S. corporate debt issued by constituents in the healthcare sector of the SPX. This index is generally reflective of the debt assets in which THW invests though the Fund invests in the SPX debt components as well as those of smaller capitalization companies.

The S&P Composite 1500® Health Care REITs Index* ("S15HCRT") is comprised of U.S. publicly traded REITs in the healthcare sector. This index is generally reflective of the REITs in which THW invests.

Given the circumstances, we present both NAV and stock returns for the Fund in comparison to several commonly published indices. We note that THW is a dynamically configured multi-asset class global healthcare growth and income fund. There is no readily available index comprised of similar characteristics to THW and to which THW can directly be compared. Therefore, we provide returns for a number of indices representing the major components of THW's assets. Having said this, we note that there are no readily available indices representing the covered call strategy employed by THW or the restricted security components of THW.

6 Month Index Performance Ending March 31, 2021

Fund Performance for the Period Ended March 31, 2021

Period	THW NAV	THW MKT	NBI	SGH	SPX	SP5HCBIT	S15HCRT
6 month	11.40	10.36	11.34	8.08	19.06	-2.48	24.96
1 year	31.49	45.80	40.12	28.44	56.33	5.44	53.04
5 year	9.94	12.33	12.21	12.30	16.28	4.87	5.41
inception	5.97	5.15	3.91	8.36	13.90	5.41	6.07

Inception date June 26, 2015

All performance over one-year has been annualized.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The NAV total return takes into account the Fund's total annual expenses and does not reflect transaction charges. If transaction charges were reflected, NAV total return would be reduced. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan (DRIP) for market price returns or NAV for NAV returns. Until the DRIP price is available from the Plan Agent, the market price returns reflect the reinvestment at the closing market price on the last business day of the month. Once the DRIP is available around mid-month, the market price returns are updated to reflect reinvestment at the DRIP price.

*The trademarks NASDAQ Biotechnology Index®, S&P Composite 1500® Health Care Index, S&P Global 1200 Health Care Index®, S&P Composite 1500® Health Care REITs Index, S&P 500® Health Care Corporate Bond Index, SPDR® S&P® Biotech ETF and S&P 500® Index referenced in this report are the property of their respective owners. These trademarks are not owned by or associated with the Fund or its service providers, including Tekla Capital Management LLC.

TEKLA WORLD HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2021

(Unaudited)

PRINCIPAL AMOUNT	NON-CONVERTIBLE NOTES - 17.1% of Net Assets	VALUE
	France - 0.6%
$2,600,000	Sanofi, 3.63% due 06/19/28	$2,895,645
	Ireland - 0.6%
516,000	Endo Dac/Endo Finance LLC/Endo Finco, Inc., 9.50% due 07/31/27 (a)	560,505
789,000	Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.00% due 06/30/28 (a)	639,090
1,500,000	Shire Acquisitions Investments Ireland DAC, 3.20% due 09/23/26	1,615,283
		2,814,878
	United Kingdom - 1.2%
5,000,000	AstraZeneca plc, 3.38% due 11/16/25	5,441,690
	United States - 14.7%
3,200,000	AbbVie, Inc., 4.50% due 05/14/35	3,737,901
1,400,000	Allergan Sales LLC, 5.00% due 12/15/21 (a)	1,428,291
2,000,000	Amgen, Inc., 3.63% due 05/22/24	2,158,885
831,000	Baxalta, Inc., 4.00% due 06/23/25	920,855
1,200,000	Becton, Dickinson and Co., 3.73% due 12/15/24	1,310,816
560,000	Biogen, Inc., 3.63% due 09/15/22	585,279
1,400,000	Bristol-Myers Squibb Co., 3.40% due 07/26/29	1,528,611
2,785,000	Cigna Corp., 3.50% due 06/15/24	3,000,800
191,000	CVS Health Corp., 3.70% due 03/09/23	202,695
4,000,000	EMD Finance LLC, 3.25% due 03/19/25 (a)	4,288,824
2,000,000	GlaxoSmithKline Capital, Inc., 2.80% due 03/18/23	2,092,753
1,400,000	GlaxoSmithKline Capital plc, 3.00% due 06/01/24	1,495,854
1,000,000	GlaxoSmithKline Capital plc, 3.38% due 06/01/29	1,086,048
1,000,000	HCA, Inc., 5.88% due 05/01/23	1,088,825
1,250,000	HCA, Inc., 5.38% due 02/01/25	1,394,394
600,000	HCA, Inc., 5.25% due 04/15/25	684,787
4,300,000	Johnson & Johnson, 2.45% due 03/01/26	4,573,588
1,400,000	Johnson & Johnson, 2.90% due 01/15/28	1,512,971
1,400,000	Laboratory Corporation of America Holdings, 3.60% due 02/01/25	1,514,700
4,000,000	Mallinckrodt International Finance S.A./Mallinckrodt CB LLC, 5.50% due 04/15/25 (a)	2,810,000

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2021

(Unaudited, continued)

PRINCIPAL AMOUNT	United States - continued	VALUE
$1,200,000	McKesson Corp., 3.80% due 03/15/24	$1,301,675
1,675,000	Medtronic plc, 4.38% due 03/15/35	2,012,564
1,400,000	Merck & Co., Inc., 2.80% due 05/18/23	1,473,663
1,463,000	Merck & Co., Inc., 2.75% due 02/10/25	1,557,082
2,115,000	Novartis Capital Corp., 3.40% due 05/06/24	2,291,526
193,000	Par Pharmaceutical, Inc., 7.50% due 04/01/27 (a)	205,198
5,300,000	Pfizer, Inc., 3.45% due 03/15/29	5,813,343
1,750,000	Senior Housing Properties Trust, 4.75% due 05/01/24	1,798,125
1,500,000	Tenet Healthcare Corp., 6.75% due 06/15/23	1,621,875
1,400,000	Thermo Fisher Scientific, Inc., 3.20% due 08/15/27	1,516,006
1,400,000	UnitedHealth Group, Inc., 2.88% due 12/15/21	1,425,719
2,560,000	UnitedHealth Group, Inc., 3.88% due 12/15/28	2,883,839
5,000,000	Zimmer Biomet Holdings, Inc., 4.25% due 08/15/35	5,196,063
		66,513,555
	TOTAL NON-CONVERTIBLE NOTES (Cost $73,539,451)	77,665,768
SHARES	CONVERTIBLE PREFERRED (Restricted) (b) (c) - 1.3% of Net Assets
	France - 0.7%
131,952	Dynacure Series C	3,283,585
	Ireland - 0.2%
52,267	Priothera Ltd., Series A, 6.00%	612,935
	Switzerland - 0.3%
151,333	Oculis SA, Series B2, 6.00%	1,333,120
	United States - 0.1%
87,650	IO Light Holdings, Inc. Series A2	337,514
1,307,690	Rainier Therapeutics, Inc. Series A, 6.00%	131
757,575	Rainier Therapeutics, Inc. Series B, 6.00%	140,909
		478,554
	TOTAL CONVERTIBLE PREFERRED (Cost $6,785,620)	5,708,194

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2021

(Unaudited, continued)

SHARES	COMMON STOCKS AND WARRANTS - 104.3% of Net Assets	VALUE
	Australia - 1.7%
38,719	CSL Ltd.	$7,783,096
	China - 0.7%
127,000	Everest Medicines Ltd. (a) (c)	1,201,534
43,164	I-Mab (c) (d)	2,092,159
		3,293,693
	Denmark - 1.1%
81,867	MorphoSys AG (c) (d)	1,784,701
48,406	Novo Nordisk A/S (d)	3,263,532
		5,048,233
	France - 1.0%
11,955	Cellectis S.A. (c) (d)	241,610
81,554	Sanofi (d)	4,033,661
		4,275,271
	Germany - 1.8%
131,684	Bayer AG	8,332,818
	Ireland - 5.1%
36,963	Endo International plc (c)	273,896
23,592	ICON plc (c)	4,632,761
32,980	Mallinckrodt plc (c)	12,428
107,108	Medtronic plc (e)	12,652,668
15,882	Perrigo Co. plc	642,745
26,505	STERIS plc	5,048,672
		23,263,170
	Israel - 0.3%
105,381	Teva Pharmaceutical Industries Ltd. (c) (d) (e)	1,216,097
	Japan - 4.3%
88,837	Astellas Pharma, Inc.	1,365,551
108,150	Daiichi Sankyo Co., Ltd.	3,150,000
13,660	Eisai Co., Ltd.	915,272
19,364	Hoya Corp.	2,274,363
14,872	M3, Inc.	1,016,897
57,880	Olympus Corp.	1,197,589
22,660	Ono Pharmaceutical Co., Ltd.	591,442
41,616	Otsuka Holdings Co., Ltd.	1,761,609
15,413	Shionogi & Co., Ltd	828,523
7,430	Sysmex Corp.	800,206
210,146	Takeda Pharmaceutic (c) (d)	3,837,266

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2021

(Unaudited, continued)

SHARES	Japan - continued	VALUE
19,200	Takeda Pharmaceuticals Co., Ltd.	$691,009
34,576	Terumo Corp.	1,248,764
		19,678,491
	Netherlands - 1.0%
4,333	Argenx SE (c) (d)	1,193,265
56,927	Koninklijke Philips N.V.	3,246,547
		4,439,812
	Spain - 0.2%
47,373	Grifols, S.A. (d)	819,079
	Switzerland - 7.3%
5,773	Lonza Group AG	3,227,481
136,225	Novartis AG (d)	11,644,513
453,086	Roche Holding AG (d)	18,377,168
		33,249,162
	United Kingdom - 5.4%
344,333	AstraZeneca plc (d) (e)	17,120,237
99,560	Smith & Nephew plc (d)	3,773,324
436,105	Verona Pharma plc (c) (d)	3,645,838
513,192	Verona Pharma plc Warrants (expiration 04/27/22, exercise price $2.85) (b) (c)	10,612
		24,550,011
	United States - 74.4%
10,451	1Life Healthcare, Inc. (c)	408,425
160,793	Abbott Laboratories (e)	19,269,433
195,988	AbbVie, Inc. (e)	21,209,821
12,900	Agilent Technologies, Inc.	1,640,106
15,870	Alexion Pharmaceuticals, Inc. (c)	2,426,682
3,039	Align Technology, Inc. (c)	1,645,710
28,276	Amgen, Inc.	7,035,352
41,648	Anthem, Inc. (e)	14,949,550
318,362	Ardelyx, Inc. (c)	2,107,556
62,815	Atreca, Inc. (c)	962,954
5,100	Becton, Dickinson and Co.	1,240,065
15,476	Biogen, Inc. (c)	4,329,411
42,319	Boston Scientific Corp. (c)	1,635,629
154,148	Bristol-Myers Squibb Co. (e)	9,731,363
7,053	Celldex Therapeutics, Inc. (c)	145,292
45,900	Cigna Corp. (e)	11,095,866
8,700	Community Health Systems, Inc. (c)	117,624
14,900	Community Healthcare Trust, Inc.	687,188
48,874	CVS Health Corp.	3,676,791

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2021

(Unaudited, continued)

SHARES	United States - continued	VALUE
39,368	Danaher Corp.	$8,860,949
92,162	DENTSPLY Sirona, Inc. (e)	5,880,857
14,569	DexCom, Inc. (c) (e)	5,235,953
63,841	Diversified Healthcare Trust REIT	305,160
37,128	Edwards Lifesciences Corp. (c)	3,105,386
65,754	Eli Lilly & Co. (e)	12,284,162
11,230	Exact Sciences Corp. (c) (e)	1,479,889
4,325	Five Star Senior Living, Inc. (c)	26,469
187,532	Galera Therapeutics, Inc. (c)	1,654,032
82,508	Gilead Sciences, Inc. (e)	5,332,492
143,229	Global Medical REIT, Inc.	1,877,732
35,785	HCA Healthcare, Inc. (e)	6,739,747
92,654	Healthcare Realty Trust, Inc.	2,809,269
56,913	Healthcare Trust of America, Inc.	1,569,661
83,601	Healthpeak Properties, Inc.	2,653,496
4,217	Hologic, Inc. (c)	313,660
32,458	Horizon Therapeutics plc	2,987,434
8,082	Humana, Inc. (e)	3,388,379
5,643	IDEXX Laboratories, Inc. (c)	2,761,176
8,908	Illumina, Inc. (c) (e)	3,421,207
11,108	Incyte Corp. (c)	902,747
6,885	Intuitive Surgical, Inc. (c)	5,087,602
42,629	Iovance Biotherapeutics, Inc. (c)	1,349,634
16,579	IQVIA Holdings, Inc. (c) (e)	3,202,068
139,292	Johnson & Johnson	22,892,640
17,766	Laboratory Corporation of America Holdings (c) (e)	4,530,863
46,903	LTC Properties, Inc.	1,956,793
29,287	McKesson Corp. (e)	5,712,137
145,186	Medical Properties Trust, Inc.	3,089,558
147,710	Merck & Co., Inc. (e)	11,386,964
3,150	Mettler-Toledo International, Inc. (c)	3,640,424
9,338	Molina Healthcare, Inc. (c)	2,182,851
4,442	National Health Investors, Inc.	321,068
1,002	Nektar Therapeutics (c)	20,040
96,025	New Senior Investment Group, Inc.	598,236
71,075	Omega Healthcare Investors, Inc.	2,603,477
40,906	Owens & Minor, Inc. (e)	1,537,657
8,245	PerkinElmer, Inc.	1,057,751
194,296	Pfizer, Inc.	7,039,344
168,741	Physicians Realty Trust	2,981,654
41,267	R1 RCM, Inc. (c)	1,018,470
9,360	Regeneron Pharmaceuticals, Inc. (c) (e)	4,428,590

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2021

(Unaudited, continued)

SHARES	United States - continued	VALUE
36,611	ResMed, Inc. (e)	$7,103,266
90,781	Sabra Health Care REIT, Inc.	1,575,958
30,895	Stryker Corp. (e)	7,525,404
5,648	Teladoc Health, Inc. (c) (e)	1,026,524
600	Teleflex, Inc.	249,276
23,127	Thermo Fisher Scientific, Inc.	10,554,700
45,731	UnitedHealth Group, Inc.	17,015,133
8,183	Universal Health Realty Income Trust	554,644
22,357	Universal Health Services, Inc. (e)	2,982,200
51,692	Ventas, Inc.	2,757,251
18,786	Vertex Pharmaceuticals, Inc. (c)	4,036,924
17,645	Waters Corp. (c) (e)	5,014,180
41,484	Welltower, Inc.	2,971,499
42,493	Zimmer Biomet Holdings, Inc. (e)	6,802,279
18,783	Zoetis, Inc.	2,957,947
		337,669,681
	TOTAL COMMON STOCKS AND WARRANTS (Cost $428,073,836)	473,618,614
PRINCIPAL AMOUNT	SHORT-TERM INVESTMENT - 3.4% of Net Assets
$15,382,000	Repurchase Agreement, Fixed Income Clearing Corp., repurchase value $15,382,000, 0.00%, dated 03/31/21, due 04/01/21 (collateralized by U.S. Treasury Note 0.50%, due 04/15/24, market value $13,141,981 and U.S. Treasury Bond 4.75% due 02/15/37, market value $2,547,766)	15,382,000
	TOTAL SHORT-TERM INVESTMENT (Cost $15,382,000)	15,382,000

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2021

(Unaudited, continued)

NUMBER OF CONTRACTS (100 SHARES EACH)/ NOTIONAL AMOUNT ($)	OPTION CONTRACTS WRITTEN - (0.2)% of Net Assets	VALUE
	Call Option Contracts Written - (0.2)%
316/(3,792,000)	Abbott Laboratories Apr21 120 Call	($60,988)
193/(2,026,500)	AbbVie, Inc. Apr21 105 Call	(76,235)
191/(2,101,000)	AbbVie, Inc. Apr21 110 Call	(18,718)
18/(630,000)	Anthem, Inc. Apr21 350 Call	(26,010)
19/(684,000)	Anthem, Inc. Apr21 360 Call	(22,040)
1,009/(5,045,000)	AstraZeneca plc Apr21 50 Call	(80,720)
294/(1,837,500)	Bristol-Myers Squibb Co. Apr21 62.5 Call	(44,688)
93/(2,325,000)	Cigna Corp. Apr21 250 Call	(17,670)
46/(299,000)	DENTSPLY Sirona, Inc. Apr21 65 Call	(3,680)
14/(504,000)	DexCom, Inc. Apr21 360 Call	(16,772)
14/(532,000)	DexCom, Inc. Apr21 380 Call	(4,900)
65/(1,235,000)	Eli Lilly & Co. Apr21 190 Call	(17,550)
10/(140,000)	Exact Sciences Corp. Apr21 140 Call	(2,000)
108/(702,000)	Gilead Sciences, Inc. Apr21 65 Call	(9,720)
39/(760,500)	HCA Healthcare, Inc. Apr21 195 Call	(8,307)
35/(700,000)	HCA Healthcare, Inc. Apr21 200 Call	(2,730)
13/(539,500)	Humana, Inc. Apr21 415 Call	(14,560)
9/(378,000)	Humana, Inc. Apr21 420 Call	(9,270)
3/(129,000)	Illumina, Inc. Apr21 430 Call	(240)
48/(936,000)	IQVIA Holdings, Inc. Apr21 195 Call	(19,200)
29/(696,000)	Laboratory Corporation of America Holdings Apr21 240 Call	(53,650)
29/(725,000)	Laboratory Corporation of America Holdings Apr21 250 Call	(31,900)
14/(266,000)	McKesson Corp. Apr21 190 Call	(11,725)
15/(292,500)	McKesson Corp. Apr21 195 Call	(8,175)
106/(1,272,000)	Medtronic plc Apr21 120 Call	(16,960)
106/(1,325,000)	Medtronic plc Apr21 125 Call	(2,862)
104/(806,000)	Merck & Co., Inc. Apr21 77.5 Call	(10,608)
41/(164,000)	Owens & Minor, Inc. Apr21 40 Call	(4,510)
9/(427,500)	Regeneron Pharmaceuticals, Inc. Apr21 475 Call	(10,530)
9/(445,500)	Regeneron Pharmaceuticals, Inc. Apr21 495 Call	(3,690)
18/(342,000)	ResMed, Inc. Apr21 190 Call	(7,920)
17/(331,500)	ResMed, Inc. Apr21 195 Call	(7,055)
29/(696,000)	Stryker Corp. Apr21 240 Call	(19,720)

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2021

(Unaudited, continued)

NUMBER OF CONTRACTS (100 SHARES EACH)/ NOTIONAL AMOUNT ($)	Call Option Contracts Written - continued	VALUE
29/(725,000)	Stryker Corp. Apr21 250 Call	($6,380)
10/(200,000)	Teladoc Health, Inc. Apr21 200 Call	(2,100)
153/(168,300)	Teva Pharmaceutical Industries Ltd. Apr21 11 Call	(11,934)
151/(181,200)	Teva Pharmaceutical Industries Ltd. Apr21 12 Call	(2,718)
15/(210,000)	Universal Health Services, Inc. Apr21 140 Call	(1,875)
16/(448,000)	Waters Corp. Apr21 280 Call	(13,680)
42/(693,000)	Zimmer Biomet Holdings, Inc. Apr21 165 Call	(10,500)
42/(714,000)	Zimmer Biomet Holdings, Inc. Apr21 170 Call	(2,730)
	TOTAL OPTION CONTRACTS WRITTEN (Premiums received ($666,739))	(697,220)
	TOTAL INVESTMENTS - 125.9% (Cost $523,114,168)	571,677,356
	OTHER LIABILITIES IN EXCESS OF ASSETS - (25.9)%	(117,690,093)
	NET ASSETS - 100%	$453,987,263

(a)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)  Security fair valued using significant unobservable inputs. See Investment Valuation and Fair Value Measurements.

(c)  Non-income producing security.

(d)  American Depository Receipt

(e)  A portion of security is pledged as collateral for call options written.

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2021

(Unaudited, continued)

The following forward contracts were held as of March 31, 2021

Description	Counterparty	Settlement Date	Currency	Settlement Value (in USD)	Current Value	Unrealized Gain/(Loss)
Contracts Sold:
Australian Dollar	Goldman Sachs Bank	04/30/21	4,572,304 AUD	$3,486,409	$3,473,381	$13,028
British Pound	Goldman Sachs Bank	04/30/21	9,626,100 GBP	13,279,832	13,271,605	8,227
Danish Krone	Goldman Sachs Bank	04/29/21	10,661,183 DKK	1,691,073	1,681,324	9,749
Euro	Goldman Sachs Bank	04/30/21	11,686,116 EUR	13,787,152	13,711,132	76,020
Israeli Sheqel	Goldman Sachs Bank	04/30/21	4,457,647 ILS	1,338,513	1,333,680	4,833
Japanese Yen	Goldman Sachs Bank	04/30/21	1,203,463,586 JPY	10,975,863	10,871,877	103,986
Swiss Franc	Goldman Sachs Bank	04/30/21	16,552,450 CHF	17,633,301	17,524,463	108,838
					$61,867,462	$324,681

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD HEALTHCARE FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2021

(Unaudited)

ASSETS:
Investments, at value (cost $523,780,907)	$572,374,576
Cash	824
Foreign currency, at value (Cost $16,974)	16,914
Dividends and interest receivable	2,552,326
Prepaid expenses	96,880
Unrealized appreciation on forward currency contracts	324,681
Other assets (see Note 1)	113,889
Total assets	575,480,090
LIABILITIES:
Accrued advisory fee	455,091
Accrued investor support service fees	22,754
Accrued shareholder reporting fees	46,588
Loan Payable	120,000,000
Options written, at value (premium received $666,739)	697,220
Interest payable	193,476
Accrued other	77,698
Total liabilities	121,492,827
Commitments and Contingencies (see Notes 1 and 4)
NET ASSETS	$453,987,263
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 30,245,754 shares issued and outstanding	$302,457
Additional paid-in-capital	477,896,309
Total distributable earnings (loss)	(24,211,503)
Total net assets (equivalent to $15.01 per share based on 30,245,754 shares outstanding)	$453,987,263

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD HEALTHCARE FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MARCH 31, 2021

(Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign tax of $175,621)	$4,731,022
Interest and other income	1,090,822
Total investment income	5,821,844
EXPENSES:
Advisory fees	2,759,401
Interest expense	572,025
Investor support service fees	137,970
Custodian fees	83,674
Trustees' fees and expenses	71,119
Shareholder reporting	53,818
Administration fees	52,051
Auditing fees	36,984
Legal fees	36,745
Transfer agent fees	14,872
Other (see Note 2)	148,369
Total expenses	3,967,028
Net investment income	1,854,816
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	2,397,136
Closed or expired option contracts written	1,357,683
Foreign currency transactions	(41,358)
Forward contracts	(850,822)
Net realized gain	2,862,639
Change in unrealized appreciation (depreciation) on:
Investments	41,992,494
Option contracts written	(165,211)
Foreign currency	(1,340)
Forward contracts	914,186
Change in unrealized appreciation (depreciation)	42,740,129
Net realized and unrealized gain (loss)	45,602,768
Net increase in net assets resulting from operations	$47,457,584

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD HEALTHCARE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended March 31, 2021 (Unaudited)		Year ended September 30, 2020
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$1,854,816		$2,921,662
Net realized gain	2,862,639		2,030,127
Change in net unrealized appreciation	42,740,129		55,951,095
Net increase in net assets resulting from operations	47,457,584		60,902,884
DISTRIBUTIONS TO SHAREHOLDERS (See Note 1):
Distributions	(21,147,364	)*	(1,410,869)
Return of capital	—		(40,791,001)
Total distributions	(21,147,364)		(42,201,870)
CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions (77,102 and 66,217 shares, respectively)	1,151,519		948,619
Fund shares repurchased (0 and 53,513 shares, respectively) (see Note 1)	—		(598,698)
Total capital share transactions	1,151,519		349,921
Net increase in net assets	27,461,739		19,050,935
NET ASSETS:
Beginning of period	426,525,524		407,474,589
End of period	$453,987,263		$426,525,524

*  A portion of the distributions may be deemed a tax return of capital at year end.

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD HEALTHCARE FUND

STATEMENT OF CASH FLOWS

SIX MONTHS ENDED MARCH 31, 2021

(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Purchases of portfolio securities	($152,303,802)
Net maturities of short-term investments	(4,799,000)
Sales of portfolio securities	171,830,728
Proceeds from option contracts written	2,281,174
Interest income received	1,384,531
Dividend income received	4,432,693
Other operating receipts (expenses paid)	(4,173,766)
Net cash provided from operating activities	18,652,558
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid	(19,995,845)
Decrease in payable due to custodian	(13,975)
Net cash used for financing activities	(20,009,820)
NET INCREASE/DECREASE IN CASH	(1,357,262)
CASH AT BEGINNING OF THE PERIOD	1,375,000
CASH AT END OF SIX MONTHS	$17,738
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$47,457,584
Purchases of portfolio securities	(152,303,802)
Purchases to close option contracts written	—
Net maturities of short-term investments	(4,799,000)
Sales of portfolio securities	171,830,728
Proceeds from option contracts written	2,281,174
Accretion of discount	71,365
Net realized gain on investments, options and foreign currencies	(2,862,639)
Increase in net unrealized (appreciation) depreciation on investments, options and foreign currencies	(42,740,129)
Increase in dividends and interest receivable	(75,985)
Decrease in accrued expenses	(25,963)
Decrease in prepaid expenses and interest payable	(180,775)
Net cash provided from operating activities	$18,652,558
Cash paid for interest	$378,549

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD HEALTHCARE FUND

FINANCIAL HIGHLIGHTS

	Six months ended March 31, 2021		Years ended September 30,
	(Unaudited)		2020	2019	2018	2017	2016
OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value per share, beginning of period	$14.14		$13.51	$15.24	$15.55	$16.08	$17.38
Net investment income (1)	0.06		0.10	0.06	0.11	0.12	0.09
Net realized and unrealized gain (loss)	1.51		1.93	(0.40)	0.96	0.74	(0.06)
Total increase (decrease) from investment operations	1.57		2.03	(0.34)	1.07	0.86	0.03
Distributions to shareholders from:
Net investment income	(0.70)		(0.05)	(0.19)	(0.60)	(1.30)	(1.38	)(2)
Net realized capital gains	—		—	—	—	(0.03)	(0.02	)(2)
Return of capital (tax basis)	—		(1.35)	(1.21)	(0.80)	(0.07)	—
Total distributions	(0.70)		(1.40)	(1.40)	(1.40)	(1.40)	(1.40)
Increase resulting from shares repurchased	—		— (3)	0.01	0.02	0.01	0.07
Net asset value per share, end of period	$15.01		$14.14	$13.51	$15.24	$15.55	$16.08
Per share market value, end of period	$15.07		$14.33	$13.44	$14.03	$14.56	$14.68
Total investment return at market value	10.36	%*	18.14%	6.80%	6.91%	9.47%	12.34%
Total investment return at net asset value	11.40	%*	15.97%	(1.10%)	8.66%	6.74%	1.81%
RATIOS
Net investment income to average net assets	0.84	%**	0.68%	0.45%	0.78%	0.77%	0.53%
Expenses to average net assets	1.80	%**	2.16%	2.53%	2.28%	2.05%	1.70%
Expenses, excluding interest expense, to average net assets	1.54	%**	1.57%	1.59%	1.57%	1.55%	1.47%
SUPPLEMENTAL DATA
Net assets at end of period (in millions)	$454		$427	$407	$463	$480	$499
Portfolio turnover rate	27.29	%*	48.11%	55.17%	54.60%	58.05%	67.00%
Senior securities (loan facility) outstanding (in millions)	$120		$120	$120	$120	$120	$120
Asset coverage ratio on revolving credit facility at period end	478%		455%	440%	486%	500%	516%
Asset coverage per $1,000 on revolving credit facility at period end	$4,783		$4,554	$4,396	$4,861	$4,999	$5,160

*  Not annualized.

**  Annualized.

(1)  Computed using average shares outstanding.

(2)  Amount previously presented incorrectly as solely distributions from income has been revised to reflect the proper classification.

(3)  Amount represents less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2021

(Unaudited)

(1)  Organization and Significant Accounting Policies

Tekla World Healthcare Fund (the Fund) is a Massachusetts business trust formed on March 5, 2015 and registered under the Investment Company Act of 1940 as a non-diversified closed-end management investment company. The Fund commenced operations on June 30, 2015. The investment objective is to seek current income and long-term capital appreciation through investments in U.S. and non-U.S. companies engaged in the healthcare industry (including equity securities and debt securities). The Fund invests primarily in securities of public and private companies believed by the Fund's Investment Adviser, Tekla Capital Management LLC (the Adviser), to have significant potential for above-average growth.

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America (GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification 946. Events or transactions occurring after March 31, 2021, through the date that the financial statements were issued, have been evaluated in the preparation of these financial statements.

The impact of the COVID-19 outbreak on the financial performance of the Fund's investments will depend on future developments, including the duration and spread of the outbreak and related advisories and restrictions. These developments and the impact of COVID-19 on the financial markets and the overall economy are highly uncertain and cannot be predicted. If the financial markets and/or the overall economy are impacted for an extended period, the Fund's future investment results may be materially adversely affected.

Investment Valuation

Shares of publicly traded companies listed on national securities exchanges or trading in the over-the-counter market are typically valued at the last sale price, as of the close of trading, generally 4 p.m., Eastern Time. The Fund holds securities, currencies and other assets that are denominated in a foreign currency. The Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time) when valuing such assets. The Board of Trustees of the Fund (the Trustees) has established and approved fair valuation policies and procedures

TEKLA WORLD HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2021

(continued)

with respect to securities for which quoted prices may not be available or which do not reflect fair value. Convertible, corporate and government bonds are valued using a third-party pricing service. Convertible bonds are valued using this pricing service only on days when there is no sale reported. Puts and calls generally are valued at the close of regular trading on the securities or commodities exchange on which they are primarily traded. Options on securities generally are valued at their last sale price in the case of exchange traded options or, in the case of OTC-traded options, the average of the last sale price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing forward exchange rates. Restricted securities of companies that are publicly traded are typically valued based on the closing market quote on the valuation date adjusted for the impact of the restriction as determined in good faith by the Adviser also using fair valuation policies and procedures approved by the Trustees described below. Short-term investments with a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Convertible preferred shares, warrants or convertible note interests in private companies, and other restricted securities, as well as shares of publicly traded companies for which market quotations are not readily available, such as stocks for which trading has been halted or for which there are no current day sales, or which do not reflect fair value, are typically valued in good faith, based upon the recommendations made by the Adviser pursuant to fair valuation policies and procedures approved by the Trustees.

The Adviser has a Valuation Sub-Committee comprised of senior management which reports to the Valuation Committee of the Board at least quarterly. Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs the Adviser considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements, products, intended markets or technologies; (iii) the price of the same or similar security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual terms. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs

TEKLA WORLD HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2021

(continued)

identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

Options on Securities

An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund enters into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets, as a temporary substitute for selling selected investments, to lock in the purchase price of a security or currency which it expects to purchase in the near future, as a temporary substitute for purchasing selected investments, or to enhance potential gain or to gain or hedge exposure to financial market risk.

The Fund's obligation under an exchange traded written option or investment in an exchange traded purchased option is valued at the last sale price or in the absence of a sale, the mean between the closing bid and asked prices. Gain or loss is recognized when the option contract expires, is exercised or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not

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(continued)

correlate exactly with changes in the value of the securities or currencies hedged.

All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the market value of the securities underlying the option. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, yields or securities with similar characteristics, security quantity, maturity, coupon and other security characteristics as well as any developments related to the specific securities. The pricing service may use a matrix approach, regarding securities with similar characteristics to determine the valuation for a security. When the Fund writes a put option, this means that the Fund will maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the exercise price of the option.

The average number of outstanding call options written for the six months ended March 31, 2021 was 2,212.

Derivatives not accounted for as hedging instruments under ASC 815	Statement of Assets and Liabilities Location		Statement of Operations Location
Equity contracts	Liabilities, Options written, at value	$697,220	Net realized gain on closed or expired option contracts written	$1,357,683
			Change in unrealized appreciation (depreciation) on option contracts written	($165,211)
Forward Currency contracts	Assets: Forward currency, unrealized appreciation	$324,681	Net realized gain (loss) on forward contracts	($850,822)
			Change in unrealized appreciation (depreciation) on forward contracts	$914,186

Forward Contracts

Forward contracts involve the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other asset at a specified price, with delivery and settlement at a specified future date. Because it is a completed contract, a purchase forward contract can be a cover for the sale of

TEKLA WORLD HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

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(continued)

a futures contract. The Fund may enter into forward contracts for hedging purposes and non-hedging purposes (i.e., to increase returns). Forward contracts may be used by the Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Fund anticipates purchasing or selling a foreign security. Forward contracts may also be used to attempt to protect the value of the Fund's existing holdings of foreign securities. Forward contracts may also be used for non-hedging purposes to pursue the Fund's investment objective. There is no requirement that the Fund hedge all or any portion of its exposure to foreign currency risks.

Average notional amount of forward contracts for the six months ended March 31, 2021 was $66,904,608.

Other Assets

Other assets in the Statement of Assets and Liabilities consists of amounts due to the Fund at various times in the future in connection with the sale of the investment in one private company.

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date, less any foreign taxes withheld. Upon notification from issuers, some of the dividend income received may be redesignated as a reduction of cost of the related investment if it represents a return of capital.

The aggregate cost of purchases and proceeds from sales of investment securities (other than short-term investments) for the six months ended March 31, 2021 totaled $148,831,442 and $169,275,383, respectively.

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities from the counterparty, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed. The Fund may enter into repurchase transactions with any broker, dealer, registered clearing agency or

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(continued)

bank. Repurchase agreement transactions are not counted for purposes of the limitations imposed on the Fund's investment in debt securities.

Distribution Policy

Pursuant to a Securities and Exchange Commission exemptive order the Fund may make periodic distributions that include capital gains as frequently as 12 times in any one taxable year in respect of its common shares, and the Fund has implemented a managed distribution policy (the Policy) providing for monthly distributions at a rate set by the Trustees. Under the current Policy, the Fund intends to make monthly distributions at a rate of $0.1167 per share to shareholders of record. If taxable income and net long-term realized gains exceed the amount required to be distributed under the Policy, the Fund will at a minimum make distributions necessary to comply with the requirements of the Internal Revenue Code. The Policy has been established by the Trustees and may be changed by them without shareholder approval. The Trustees regularly review the Policy and the frequency and distribution rate considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions.

Share Repurchase Program

In March 2021, the Trustees approved the renewal of the repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares in the open market for a one-year period ending July 14, 2022. Prior to this renewal, in March 2020, the Trustees approved the renewal of the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one-year period ending July 14, 2021. The share repurchase program is intended to enhance shareholder value and potentially reduce the discount between the market price of the Fund's shares and the Fund's net asset value.

During the six months ended March 31, 2021, the Fund did not repurchase any shares through the repurchase program.

During the year ended September 30, 2020, the Fund repurchased 53,513 shares at a total cost of $598,698. The weighted average discount per share between the cost of repurchase and the net asset value applicable to such shares at the date of repurchase was 12.27%.

Federal Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its

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NOTES TO FINANCIAL STATEMENTS

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(continued)

shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

As of March 31, 2021, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distributions

The Fund records all distributions to shareholders on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. These differences include temporary and permanent differences from losses on wash sale transactions, deferral of post October losses, distributions from real estate investment trusts, premium amortization accruals, book to tax difference due to merger, losses disallowed on straddles and foreign currency gains and losses. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

The cumulative distributions paid this fiscal year-to-date are currently estimated to be from the following sources: net investment income, net realized short-term capital gains, and return of capital or other capital source. The amounts and sources of distributions are only estimates and not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.

Statement of Cash Flows

The cash and restricted cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash and restricted cash on hand at March 31, 2021.

Commitments and Contingencies

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against

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NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2021

(continued)

the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Loan Payable

The Fund maintains a $125,000,000 line of credit with the Bank of Nova Scotia (the Line of Credit) which expires on January 28, 2022. As of March 31, 2021, the Fund had drawn down $120,000,000 from the Line of Credit, which was the maximum borrowing outstanding during the period. The Fund is charged interest at the rate of 0.75% above the relevant LIBOR rate adjusted by the Statutory Reserve Rate for borrowing (per annum). The Fund is also charged a commitment fee on the daily unused balance of the line of credit at the rate of 0.10% (per annum). Per the Line of Credit agreement, the Fund paid an upfront fee of 0.05% on the total line of credit balance, which is being amortized through January 29, 2022. The Fund pledges its investment securities as the collateral for the line of credit per the terms of the agreement. The weighted average interest rate and the average outstanding loan payable for the period from October 1, 2020 to March 31, 2021 were 0.9378% and $120,000,000, respectively. The stated carrying amount of the line of credit approximates its fair value based upon the short term nature of the borrowings and the interest rates being based upon the market terms. The borrowings under the line of credit would be considered as Level 2 in the fair value hierarchy (See Note 3) at March 31, 2021.

Investor Support Services

The Fund has retained Destra Capital Advisors LLC (Destra) to provide investor support services in connection with the ongoing operation of the Fund. The Fund pays Destra a fee in an annual amount equal to 0.05% of the average aggregate daily value of the Fund's Managed Assets pursuant to the investor support services agreement.

New Accounting Pronouncement

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new

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NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2021

(continued)

rule will have on the availability, liquidity or performance of derivatives. When fully implemented, the new rule may require changes in how a fund will use derivatives, may adversely affect a fund's performance and may increase costs related to a fund's use of derivatives.

(2)  Investment Advisory and Other Affiliated Fees

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of 1.00% of the average daily value of the Fund's Managed Assets. Managed Assets means the total assets of the Fund minus the Fund's liabilities other than the loan payable.

The Fund has entered into a Services Agreement (the Agreement) with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the six months ended March 31, 2021, these payments amounted to $25,779 and are included in the Other category of expenses in the Statement of Operations, together with insurance and other expenses incurred to unaffiliated entities. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated to the Fund in an equitable fashion as approved by the Trustees or officers of the Fund who are also officers of the Adviser.

The Fund pays compensation to Independent Trustees in the form of a retainer, attendance fees and additional compensation to Board and Committee chairpersons. The Fund does not pay compensation directly to Trustees or officers of the Fund who are also officers of the Adviser.

(3)  Fair Value Measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.). The independent pricing vendor may value bank loans and debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, and/or other methodologies designed to identify the market value for such securities and such securities are considered Level 2 in the

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NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2021

(continued)

fair value hierarchy. Level 3 includes prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For the period ended March 31, 2021, there were no transfers between levels.

The following is a summary of the levels used as of March 30, 2021 to value the Fund's net assets

Assets at Value	Level 1	Level 2	Level 3	Total
Non-convertible Notes
France	$—	$2,895,645	$—	$2,895,645
Ireland	—	2,814,878	—	2,814,878
United Kingdom	—	5,441,690	—	5,441,690
United States	—	66,513,555	—	66,513,555
Convertible Preferred
France	—	—	3,283,585	3,283,585
Ireland	—	—	612,935	612,935
Switzerland	—	—	1,333,120	1,333,120
United States	—	—	478,554	478,554
Common Stocks And Warrants
Australia	7,783,096	—	—	7,783,096
China	3,293,693	—	—	3,293,693
Denmark	5,048,233	—	—	5,048,233
France	4,275,271	—	—	4,275,271
Germany	8,332,818	—	—	8,332,818
Ireland	23,263,170	—	—	23,263,170
Israel	1,216,097	—	—	1,216,097
Japan	19,678,491	—	—	19,678,491
Netherlands	4,439,812	—	—	4,439,812
Spain	819,079	—	—	819,079
Switzerland	33,249,162	—	—	33,249,162
United Kingdom	24,539,399	—	10,612	24,550,011
United States	337,669,681	—	—	337,669,681
Short-term Investment	—	15,382,000	—	15,382,000
Other Assets	—	—	113,889	113,889
Total	$473,608,002	$93,047,768	$5,832,695	$572,488,465
Assets
Forward Currency Contracts	$—	$324,681	$—	$324,681
Liabilities
Options Contracts Written	(697,220)	—	—	(697,220)
Total	($697,220)	$324,681	$—	($372,539)

TEKLA WORLD HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2021

(continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Investments in Securities	Balance as of September 30, 2020	Net realized gain (loss) and change in unrealized appreciation (depreciation)	Cost of purchases and conversions	Proceeds from sales and conversions	Net transfers into (out of) Level 3	Balance as of March 31, 2021
Convertible Notes
United States	$334,708	($221,749)	$—	($112,959)	$—	$—
Convertible Preferred and Warrants
France	1,969,726	(3,454)	1,317,313	—	—	3,283,585
Ireland	—	(2,065)	615,000	—	—	612,935
Switzerland	1,368,002	(34,882)	—	—	—	1,333,120
United States	2,898,102	11,005,674	879	(13,426,101)	—	478,554
Common Stocks and Warrants
United Kingdom	68,537	(57,925)	—	—	—	10,612
Other Assets	—	—	113,889	—	—	113,889
Total	$6,639,075	$10,685,599	$2,047,081	($13,539,060)	$—	$5,832,695
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2021						$42,508

The following is a quantitative disclosure about significant unobservable inputs used in the determination of the fair value of Level 3 assets.

	Fair Value at March 31, 2021	Valuation Technique	Unobservable Input	Range (Weighted Average)
Common Stock and Warrants	$10,612	Income approach, Black-Scholes	Discount for lack of marketability	20.00% (20.00%)
Convertible Preferred	41,696	Probability adjusted value	Probability of events Timing of events	20.00% (20.00%) 0.25 (0.25) years
	1,474,160 4,192,338	Market approach Recent transaction	(a) (b)	N/A N/A
Other Assets	113,889	Probability adjusted value	Probability of events Timing of events	20.00% (20.00%) 0.50 (0.50) years
	$5,832,695

(a) There is no quantitative information to provide as this method of measure is investment specific.

(b) The valuation technique used as a basis to approximate fair value of these investments is based on subsequent financing rounds.

(4)  Private Companies and Other Restricted Securities

The Fund may invest in private companies and other restricted securities if these securities would currently comprise 10% or less of Managed Assets. The

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NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2021

(continued)

value of these securities represented 1% of the Fund's Managed Assets at March 31, 2021.

At March 31, 2021, the Fund had commitments of $2,009,289 relating to an additional investment in one private company.

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's private companies and other restricted securities at March 31, 2021. The Fund on its own does not have the right to demand that such securities be registered.

Security (#)	Acquisition Date	Cost	Carrying Value per Unit		Value
Dynacure Series C Cvt. Pfd	04/21/20, 10/28/20	$3,142,223	$24.88		$3,283,585
IO Light Holdings, Inc. Series A2 Cvt. Pfd	04/30/20†	336,881	3.85		337,514
Oculis SA Series B2 Cvt. Pfd	01/16/19	1,274,010	8.81		1,333,120
Priothera Ltd. Series A Cvt. Pfd	10/07/20	615,000	11.73		612,935
Rainier Therapeutics, Inc.
Series A Cvt. Pfd	01/19/16, 10/24/16	850,737	0.00	††	131
Series B Cvt. Pfd	03/03/17	566,769	0.19		140,909
		$6,785,620			$5,708,194

  (#)  See Schedule of Investments and corresponding footnotes for more information on each issuer.

  †  Interest received as part of a corporate action for a previously owned security.

  ††  Carrying value per unit is greater than $0.00 but less than $0.01

(5)  Subsequent Event

On April 9, 2021, the Fund issued 6,930,639 common shares in connection with a rights offering of the Fund's shares. Shareholders of record on March 8, 2021 were issued one non-transferable right for each share held on that date. The rights entitled the shareholder to purchase one common share for every three rights held. These shares were issued at a subscription price per share of $14.262. Proceeds to the Fund were $98,842,590. The rights offering costs were paid by the Adviser.

TEKLA WORLD HEALTHCARE FUND

INVESTMENT ADVISORY AGREEMENT APPROVAL

The Investment Advisory Agreement (the Advisory Agreement) between the Fund and the Adviser continues in effect so long as its continuance is approved at least annually by (i) the Trustees of the Fund and (ii) a majority of the Trustees of the Fund who are not interested persons (the Independent Trustees), by vote cast in person at a meeting called for the purpose of voting on such approval.

After considering the matter in a meeting held on March 18, 2021, the Board, and the Independent Trustees voting separately, determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board considered materials that were specifically prepared by the Adviser and by an independent data provider at the request of the Board and Fund counsel for purposes of the contract review process, including comparisons of (i) the Fund's performance to a blend of equity, debt and REIT benchmarks and to a peer universe of other investment companies, (ii) the Fund's expenses and expense ratios to those of a peer group of other investment companies, and (iii) the Adviser's profitability with respect to its services for the Fund to the profitability of other investment advisers. The Trustees took into account that substantially all of the Adviser's business consists of providing investment management services to Tekla World Healthcare Fund, Tekla Life Sciences Investors, Tekla Healthcare Investors and Tekla Healthcare Opportunities Fund and the Adviser does not derive any significant benefit from its relationship with the Fund other than receipt of advisory fees pursuant to the Advisory Agreement, market research and potential marketing exposure for the Adviser. The Board also received and reviewed information throughout the year about the portfolio performance, the investment strategy, the portfolio management team and various fees and expenses of the Fund. In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser present and were represented throughout the process by counsel to the Independent Trustees and the Fund.

In approving the Advisory Agreement, the Board considered, among other things, the nature, extent, and quality of the services to be provided by the Adviser, the investment performance of the Fund and the Adviser, the costs of services provided and profits realized by the Adviser and its affiliates, and whether fee levels reflect any economies of scale for the benefit of Fund shareholders and the extent to which economies of scale would be realized as the Fund grows. The Board reviewed information about the foregoing factors and

TEKLA WORLD HEALTHCARE FUND

INVESTMENT ADVISORY AGREEMENT APPROVAL

(continued)

considered changes, if any, in such information since its previous approval. The Board also evaluated the financial strength of the Adviser and the capability of the personnel of the Adviser, specifically the strength and background of its investment analysts. Fund counsel provided the Board with the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board, including the Independent Trustees, evaluated all of the foregoing and, considering all factors together, determined in the exercise of its business judgment that the continuance of the Advisory Agreement is in the best interests of the Fund and its shareholders. The following provides more detail on certain factors considered by the Trustees and the Board's conclusions with respect to each such factor.

The nature, extent and quality of the services to be provided by the Adviser. On a regular basis the Board considers the roles and responsibilities of the Adviser as a whole, along with specific portfolio management, support and trading functions the Adviser provides to the Fund. The Trustees considered the nature, extent and quality of the services provided by the Adviser to the Fund. The Trustees continue to be satisfied with the quality and value of the investment advisory services provided to the Fund by the Adviser, and, in particular, the management style and discipline followed by the Adviser and the quality of the Adviser's research, trading, portfolio management, compliance and administrative personnel. The Trustees also took into account the Adviser's significant investment in its business through the addition of portfolio management and administrative staff over the last several years and the Adviser's commitment to continue to build out its infrastructure as future circumstances require.

The investment performance of the Fund and the Adviser. On a regular basis the Board reviews performance information of the Fund and discusses the Fund's investment strategy with the Adviser. The Trustees reviewed performance information for the Fund for the one-, three- and five-year periods ended December 31, 2020, as compared to a blend of the S&P Global 1200 Health Care Index® (SGH), the S&P 500® Health Care Corporate Bond Index (SP5HCBIT) and the S&P Composite 1500® Health Care REITs Index (S15HCRT) (Blended Benchmark) and a peer universe of other investment companies identified by an independent service provider engaged by the Independent Trustees. The Trustees noted that the performance information reviewed reflects a view of the Fund's performance only as of a certain date, and that the results might be significantly different if a different date was selected to generate the

TEKLA WORLD HEALTHCARE FUND

INVESTMENT ADVISORY AGREEMENT APPROVAL

(continued)

performance information. Additionally, the Trustees recognized that longer periods of performance for the Fund may be adversely and disproportionately affected by significant underperformance in one more recent period, and that such underperformance may be caused by a small number of investment decisions or positions.

The objective of the Fund is to provide both growth and income to investors by using a variety of healthcare assets. Growth, in large part, is to be provided by the Fund's ownership of the stock of a broad mix of healthcare companies. Such breadth is to be provided by representative ownership of stock in most or all of ten major healthcare subsectors represented in the SGH. Income is to be provided by (i) ownership of a variety of assets including but not limited to a) dividend producing stocks of traditional healthcare companies and healthcare-related REITS, b) the corporate debt of a variety of healthcare companies and (ii) premium income from selling covered call options associated with healthcare companies. The Fund is also required to maintain at least 40% of assets in companies located or incorporated outside of the U.S. or that do substantial business outside of the U.S. The Trustees considered that the performance associated with owning such a complex mix of assets by the Fund is likely to produce periods when the performance of the Fund would likely depart from the return associated with a single equity index. The Trustees thus considered that there may be periods when the Fund's NAV performance could be greater or lesser than that of relevant indices. The Trustees considered that determining such an exact combination of returns is difficult or impossible, given the general lack of appropriate component equity, debt, REIT, covered call and other indices.

The Trustees noted the Fund's strong absolute performance. In particular, the Trustees noted that on a net asset value basis as of December 31, 2020, the Fund returned 9.88% for the one-year period and had annualized returns of 11.28% for the three-year period and 6.01% for the five-year period. The Trustees also noted that on a net asset value basis, as of December 31, 2020, the Fund underperformed the Blended Benchmark and the peer universe for each of the one-, three and five-year periods.

In considering the Fund's relative performance, the Trustees recognized that the Fund's unique strategy presents challenges when comparing the Fund's performance to a benchmark or group of comparable funds. In particular, the Trustees observed that the Fund's strategy contemplates ownership of a variety

TEKLA WORLD HEALTHCARE FUND

INVESTMENT ADVISORY AGREEMENT APPROVAL

(continued)

of healthcare-related asset classes. The Trustees noted that, as a result, all other things being equal, in periods when one asset class performs relatively better than another asset class, the Fund might be expected to underperform a particular benchmark and/or the peer universe and vice versa. Additionally, the Trustees noted that unlike the indices comprising the blended benchmark and most of the peer universe, the Fund may maintain a meaningful allocation to venture and restricted securities. In light of these differences, the Trustees recognized the more limited usefulness of these performance comparisons for the Fund.

The Trustees concluded they continue to be satisfied with the investment performance of the Fund and the Adviser.

The costs of services to be provided and profits to be realized by the Adviser from its relationship with the Fund. The Trustees considered the various services provided by the Adviser to the Fund and reviewed comparative information regarding the expenses and expense ratios of the Fund and a peer group of other investment companies identified by an independent service provider engaged by the Independent Trustees. The Trustees noted that the Adviser's fees are within the range of fees presented in the comparative information and noted that the Fund may maintain a meaningful allocation to venture and restricted securities, a portfolio management service that can warrant higher management fees than those charged by the Adviser to the Fund. The Trustees also considered financial information provided by the Adviser, including financial statements of the Adviser and a comparison of the Adviser's profitability with respect to its services for the Fund to the profitability of other investment advisers.

The Trustees noted that the fees charged by the Adviser are within a reasonable range of fees as compared to fees charged by other investment advisers for similar services, and the services provided by the Adviser and the amounts paid under the Advisory Agreement are at least comparable to the services rendered and fees charged by others for similar services to warrant a finding that fees to be paid by the Fund are fair. Based on the information provided to and evaluated by the Trustees, the Trustees concluded that the fees charged by the Adviser are fair and reasonable in light of the quality and nature of the services provided by the Adviser and that the profitability of the Adviser's relationship with the Fund has not been excessive.

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INVESTMENT ADVISORY AGREEMENT APPROVAL

(continued)

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the advisory fee schedule in the Advisory Agreement and noted that it does not provide for breakpoints that might reduce the effective fee to the extent the Fund's net assets should increase. The Trustees determined that, given the closed-end structure of the Fund and the fact that, absent a rights offering or other secondary offering, any significant growth in assets generally will occur through appreciation in the value of the Fund's investment portfolio, the Fund's advisory fee schedule is satisfactory and fair. Furthermore, the Board noted that although the Fund was in the process of conducting a rights offering, the subscription period was not scheduled to close until April 6, 2021 and the Board would have an opportunity to evaluate any economies of scale generated by the rights offering in connection with future renewals of the Advisory Agreement.

TEKLA WORLD HEALTHCARE FUND

PRIVACY NOTICE: If you are a registered shareholder of the Fund, the Fund and Tekla Capital Management LLC, the Fund's investment adviser, may receive nonpublic personal information about you from the information collected by the transfer agent from your transactions in Fund shares. Any nonpublic personal information is not disclosed to third parties, except as permitted or required by law. In connection with servicing your account and effecting transactions, the information received may be shared with the investment adviser and non-affiliates, including transfer agents, custodians or other service companies. Access to your nonpublic personal information is restricted to employees who need to know that information to provide products or services to you. To maintain the security of your nonpublic personal information, physical, electronic, and procedural safeguards are in place that comply with federal standards. The policies and practices described above apply to both current and former shareholders.

If your Fund shares are held in "street name" at a bank or brokerage, we do not have access to your personal information and you should refer to your bank's or broker's privacy policies for a statement of the treatment of your personal information.

FOR MORE INFORMATION: A description of the Fund's proxy voting policies and procedures and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA 02110; (iii) on the Fund's website at www.teklacap.com; and (iv) on the SEC's website at www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed with the SEC on Form N-PORT. This Schedule of Investments will also be available on the Fund's website at www.teklacap.com or the SEC's website at www.sec.gov.

You can find information regarding the Fund at the Fund's website, www.teklacap.com. The Fund regularly posts information to its website, including information regarding daily share pricing, distributions, press releases and links to the Fund's SEC filings. The Fund currently publishes and distributes quarterly fact cards, which include performance, portfolio holdings and sector information for each fiscal quarter. These fact cards will be available on the Fund's website and by request from the Fund's marketing and investor support services agent, Destra Capital Advisors LLC, at 1-877-855-3434.

TEKLA WORLD HEALTHCARE FUND

DISTRIBUTION POLICY: The Fund has a managed distribution policy as described in the Notes to Financial Statements. For more information contact your financial adviser.

SHARE REPURCHASE PROGRAM: In March 2021, the Trustees reauthorized the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one-year period ending July 14, 2022.

PORTFOLIO MANAGEMENT: Daniel R. Omstead, Ph.D., Jason C. Akus, M.D./M.B.A., Timothy Gasperoni, M.B.A., Ph.D., Ashton L. Wilson, Christopher Abbott, Robert Benson, Richard Goss, Jack Liu, M.B.A., Ph.D., and Loretta Tse, Ph.D. are members of a team that analyzes investments on behalf of the Fund. Dr. Omstead exercises ultimate decision making authority with respect to investments.

HOUSEHOLDING: A number of banks, brokers and financial advisers have instituted "householding". Under this practice, which has been approved by the SEC, only one copy of shareholder documents may be delivered to multiple shareholders who share the same address and satisfy other conditions. Householding is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. If you do not want the mailing of your shareholder documents to be combined with those of other members of your household, please contact your bank, broker or financial adviser.

TEKLA WORLD HEALTHCARE FUND

New York Stock Exchange Symbol: THW
NAV Symbol: XTHWX

100 Federal Street, 19th Floor
Boston, Massachusetts 02110
(617) 772-8500
www.teklacap.com

Officers

Daniel R. Omstead, Ph.D., President
Laura Woodward, CPA, Chief Compliance Officer,
Secretary and Treasurer

Trustees

Jeffrey A. Bailey
Rakesh K. Jain, Ph.D.
Thomas M. Kent, CPA
Daniel R. Omstead, Ph.D.
Oleg M. Pohotsky, M.B.A., J.D.
William S. Reardon, M.B.A.
Lucinda H. Stebbins, M.B.A.

Investment Adviser

Tekla Capital Management LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare, Inc.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from
our website (www.teklacap.com) or by calling

617-772-8500

Item 2. CODE OF ETHICS.

Not applicable to this semi-annual filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual filing.

ITEM 6. INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this semi-annual filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total No. of Shares Purchased (1)	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2020 — Oct. 31, 2020)	—	—	—	3,615,392
Month #2 (Nov. 1, 2020 — Nov. 30, 2020)	—	—	—	3,615,392
Month #3 (Dec. 1, 2020 — Dec. 31, 2020)	—	—	—	3,615,392
Month #4 (Jan. 1, 2021 — Jan. 31, 2021)	—	—	—	3,615,392
Month #5 (Feb. 1, 2021 — Feb. 28, 2021)	—	—	—	3,615,392
Month #6 (Mar. 1, 2021 — Mar. 31, 2021)	—	—	—	3,615,392
Total	—	—	—

(1)	On December 3, 2015, the share repurchase program was announced, which has been subsequently reviewed and approved by the Board of Trustees. On March 19, 2020, the Trustees approved the renewal of the repurchase program allowing the Registrant to repurchase up to 12% of its outstanding shares in the open market for a one year period ending July 14, 2021. On March 18, 2021, the Trustees approved the renewal of the repurchase program allowing the Registrant to repurchase up to 12% of its outstanding shares in the open market for a one year period ending July 14, 2022.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that have materially affected or that are reasonably likely to materially affect the Registrant’s internal control.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics - Not applicable to this semi-annual filing.

(a)(2) Separate certifications of the Principal Executive and Financial Officers as required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 1 and 2).

(a)(3) Notices to Fund’s shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1 (Exhibit 3).

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 4).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TEKLA WORLD HEALTHCARE FUND

By (Signature and Title)*	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date:	6/4/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Laura Woodward
Laura Woodward, Treasurer

Date:	6/4/21

* Print the name and title of each signing officer under his or her signature.